EXHIBIT 10.26.1


                  Schedule of Omitted documents in the Form of
                   Exhibit 10.26, Including Material Detail in
                 Which Such Documents Differ From Exhibit 10.26

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Purchase Option, dated as of February 2, 2000, between the registrant and Anthony J. Kirincic regarding common stock of VentureHighway.com, Inc.


                  The form of the document listed above does not differ in material detail from the form of Exhibit 10.26, except with respect to the identity of the holder.